WINTRUST CAPITAL SMALL CAP OPPORTUNITY FUND

Class A and Class I shares

a series of NORTHERN LIGHTS FUND TRUST

Supplement dated December 17, 2010

to the Prospectus and Statement of Additional Information (“SAI”) dated August 1, 2010

Effective December 6, 2010, Gary A. Lenhoff, CFA replaced Katherine Buck, CFA as portfolio manager of the Wintrust Capital Small Cap Opportunity Fund (the “Fund”) and is primarily responsible for the day-to-day management of the Fund.  The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following replaces the information in the section titled “Portfolio Manager” on page 8 of the Prospectus:

Gary A. Lenhoff, CFA has been named the Fund's portfolio manager and has served the Fund in this capacity since December 6, 2010.

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The following biography of Gary A. Lenhoff, CFA replaces the paragraph in the section titled “Wintrust Capital Small Cap Opportunity Fund” on page 15 of the Prospectus:

Gary A. Lenhoff, CFA is primarily responsible for the day-to-day management of the Wintrust Capital Small Cap Opportunity Fund.  Mr. Lenhoff joined the Adviser as portfolio manager on December 6, 2010.   Mr. Lenhoff was the co-founder and Chief Investment Officer of Ironworks Capital Management (“Ironworks”), founded in 2005.  At Ironworks, Mr. Lenhoff successfully launched Ironworks Partners, L.P., a $70 million long/short equity investment partnership where he was responsible for all aspects of fund operations including portfolio management, risk monitoring and security analysis.  From 2000 until 2004, Mr. Lenhoff was employed as a portfolio manager with Bricoleur Capital Management, a long/short equity hedge fund.  From 1993 until 2000, Mr. Lenhoff was employed by Anderson, Hoagland & Co. as co-manager of an equity portfolio and manager of fixed income portfolios for ERISA and other tax exempt clients.  Prior to joining Anderson, Hoagland & Co., Mr. Lenhoff spent the first eight years of his career with Prudential Investment Company.  From 1990 until 1993 he served as Managing Director and from 1985 until 1990 as Vice President, Investment Analyst.  In these capacities, Mr. Lenhoff was responsible for the management of multi-billion dollar portfolios of leveraged buyout and equity investments, and participated as a member of senior management in the Private Placement Group, managing portfolios of privately-placed fixed income and equity securities.

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The first paragraph of the “PORTFOLIO MANAGERS” section on page 24 of the SAI has been replaced with the following information:

Gary A. Lenhoff, CFA is the portfolio manager of the Wintrust Capital Small Cap Opportunity Fund and has been responsible for the day-to-day management of the Fund since December 6, 2010.  Mr. Douglas W. Case, CFA and Mr. Jon E. Quigley, CFA are the Portfolio Managers of Wintrust Capital Disciplined Equity Fund, and each is jointly and primarily responsible for the day-to-day management of the Fund.  As of December 6, 2010, Mr. Lenhoff was responsible for the management of the following types of accounts in addition to the Wintrust Capital Small Cap Opportunity Fund, and as of March 31, 2010, Messrs. Case and Quigley were responsible for the management of the following types of accounts in addition to the Wintrust Capital Disciplined Equity Fund:

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The table titled “Wintrust Capital Small Cap Opportunity Fund” in the “PORTFOLIO MANAGERS” section on page 24 of the SAI has been replaced with the following information:

Wintrust Capital Small Cap Opportunity Fund

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Gary A Lenhoff, CFA
Registered Investment Cos.	None	None	None	None
Other Pooled Investment Vehicles	None	None	1	$0.1 million
Other Accounts	9	$14.7 million	None	None

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Any reference to Ms. Buck on page 25 of the SAI under the section titled “Conflicts of Interest” is hereby replaced with Mr. Lenhoff.

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The following replaces the table in the section titled “Ownership of Securities” on page 25 of the SAI:

The following table shows the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of December 6, 2010:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Gary A. Lenhoff, CFA	None

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This Supplement, and the existing Prospectus and Statement of Additional Information dated August 1, 2010, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-942-8434.

Supplement dated December 17, 2010